UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 East Long Lake Road, Suite 100, Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	The Nasdaq Stock Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting (the “Annual Meeting”) of stockholders of Zivo Bioscience, Inc. (the “Company”) on July 28, 2022, stockholders (i) elected four directors to the Company’s Board of Directors (the “Board”): one Class I director to hold office until the 2023 annual meeting of stockholders, one Class II director to hold office until the 2024 annual meeting of stockholders, and two Class III directors to hold office until the 2025 annual meeting of stockholders, (ii) ratified the appointment of BDO U.S.A., LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) approved (on an advisory basis) the compensation of the Company’s named executive officers. Proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 5, 2022.

A total of 6,208,928 shares of the Company’s common stock were present at the meeting in person or by proxy, which represents approximately 66% of the shares of common stock outstanding as of the record date for the Annual Meeting.

The results of the voting are shown below:

Proposal 1—Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher D. Maggiore (Class I)	3,422,107	519,327	2,267,494
Nola E. Masterson (Class II)	3,338,224	603,210	2,267,494
John B. Payne (Class III)	3,434,417	507,017	2,267,494
Alison A. Cornell (Class III)	3,422,956	518,478	2,267,494

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
6,067,848	139,397	1,683

Proposal 3—Approval (on an advisory basis) of the compensation of the Company’s named executive officers

Votes For	Votes Against	Votes Abstain
3,805,069	125,306	11,059

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

By:	/s/ Keith Marchiando
Keith Marchiando
Chief Financial Officer

Date: August 3, 2022

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